Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Courtside Acquisition Corp. (the "Company") on Form 10-QSB for the period ending June 30, 2005 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I Carl D. Harnick, Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ Carl D. Harnick                                                                                         Dated: August 15, 2005
            Carl D. Harnick
            Vice President and Chief Financial Officer
            (Principal Accounting and Financial Officer)